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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21978

                          Pioneer Series Trust VI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2009 through April 30, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                       Pioneer Floating
                       Rate Fund
--------------------------------------------------------------------------------
                       Semiannual Report | April 30, 2010
--------------------------------------------------------------------------------





                       Ticker Symbols:
                       Class A FLARX
                       Class C FLCRX
                       Class Y FLYRX






                       [LOGO]PIONEER
                             Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                           2

Portfolio Management Discussion                 4

Portfolio Summary                               8

Prices and Distributions                        9

Performance Update                             10

Comparing Ongoing Fund Expenses                13

Schedule of Investments                        15

Financial Statements                           34

Notes to Financial Statements                  41

Approval of Investment Advisory Agreement      48

Trustees, Officers and Service Providers       52


                   Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,


/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                   Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    3

Portfolio Management Discussion | 4/30/10

Amid growing evidence of a strengthening economy, investors became increasingly interested in opportunities offered by the higher yields of bank loans during the six-month period ended April 30, 2010. As a consequence, floating-rate bank loans delivered solid returns, with lower-quality, higher-yielding loans outperforming higher-quality securities. In the following interview, Jonathan Sharkey discusses the factors that affected the performance of Pioneer Floating Rate Fund during the six-month period. Mr. Sharkey, a member of Pioneer's Fixed Income Department, is responsible for the daily management of the Fund.

Q How did the Fund perform during the six months ended April 30, 2010?

A Pioneer Floating Rate Fund Class A shares returned 6.42% at net asset value over the six months ended April 30, 2010, compared with a return of 8.54% for the Fund's benchmark, the Barclays Capital High Yield Loans Performing Index (the Barclays Index). Over the same period, the average return of the 91 mutual funds in Lipper's Loan Participation category was 7.88%. On April 30, 2010, the 30-day SEC yield of the Fund's Class A shares was 3.20%.

Q What were the principal factors affecting the Fund's performance during the six-month period ended April 30, 2010?

A Reports of improving economies both at home and abroad encouraged fixed-income investors to accept more credit risk in return for higher yields. Floating-rate bank loans, along with other credit-sensitive investments, performed very well in that environment, as investor money poured into the market. By April 30, 2010, for example, the floating-rate loan market had enjoyed net inflows of investor money for 21 successive weeks. Further supporting the prices of bank loans was the heavy new issuance of high-yield bonds, many of which were used to retire existing bank loans. In that environment, securities with lower credit ratings and discounted prices tended to outperform higher-quality investments. Bank loan issuance also increased, with newer issues generally offering better yields and more protection to investors than more seasoned loans. In the floating-rate loan market, lower-rated loans fared much better than higher-quality investments carrying less risk. CCC-rated loans, for example, produced substantially better returns than BB-rated loans during both the fourth quarter of 2009 and the first quarter of 2010.

  While the Fund performed well on an absolute basis during the six-month period, its emphasis on higher-quality loans resulted in underperformance relative to the benchmark Barclays Index, which had a higher concentration


4    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10
  of CCC-rated and B-rated loans. We retained our preference for higher-quality loan investments in the Fund, both because we found that new-issue loans rated BB and higher had very attractive terms and because we wanted to make sure the Fund was well protected against the risks posed by any sudden reversal of market trends or downturns in the market. Consistent with our investment orientation, the Fund's exposure to defaulted loans remained well below that of the Barclays Index.

Q What were your principal strategies for the Fund during the six months ended
  April 30, 2010?

A While retaining our focus on higher-quality securities, we added to the Fund's overall diversification, adding 65 new issues to the Fund's portfolio of investments. The Fund was well diversified across different sectors, although we did increase weightings in transportation, where we saw attractive opportunities in loans to airlines and shipping companies that were benefiting from the economic rebound. Conversely, we reduced the Fund's weighting in loans to the more defensive sectors, such as health care. In the consumer sectors, we tended to emphasize consumer staples over consumer cyclical companies because of the more consistent revenue and earnings outlooks for staples companies.

  In general, we typically have held less than 5% of the Fund's net assets in cash and cash equivalents. The Fund's cash position was higher than normal at the end of the six-month period, however, due to unsettled trades related to commitments in the new-issue market as well as a large number of loan pay-downs that occurred as of April 30, 2010. Soon after period end, the excess cash was quickly utilized, bringing the Fund's allocation back into its historical range.

  At the end of the six-month period, 27.4% of Fund assets were invested in B-rated loans, 43.5% of assets were invested in BB-rated loans and another 5.5% were rated in BBB-rated securities. Just 1.6% of Fund assets were invested in loans rated CCC and 5.4% of assets were invested in unrated loans.* On April 30, the Fund's average effective duration -- which measures price sensitivity to interest-rate changes -- was 0.34 years.

  * Source: Moody's and S&P. If the ratings provided by Moody's and S&P for a security differ, the higher of the two ratings is used.


Q What were some examples of investments that affected Fund performance noticeably during the six months ended April 30, 2010?

A Loans to several transportation-related companies did very well, including loans to: Allison Transmission, a manufacturer of components for the automotive and trucking industries; Delta Airlines; and Ford Motor. One of the Fund's few defaulted positions actually turned out to be a major positive contributor during the six months ended April 30, 2010. The debt of


                   Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    5

  Gateway Casinos, a Canada-based gambling casino operator which had defaulted, appreciated during the six-month period based upon the market's recognition of the value of the company's underlying assets.

  Two of the Fund's poorer-performing investments were loans that had been trading above par value and then gave up some of their earlier price gains during the six-month period, as investors worried about potential risks if companies refinanced their debts. These included loans to Discovery Communication, operator of the Discovery Channel, and to Allied Security Holdings, which provides security protection to commercial clients, including shopping malls.

Q What is your investment outlook?

A We believe the sharp market volatility which has characterized the credit markets in 2008 and 2009 will begin to abate and the investment environment will return to conditions more closely resembling long-term historical trends. We think the Fund, which has performed well against its benchmarks on a longer-term basis, should be well positioned as market trends begin to evolve and normalize.

  Going forward, we believe bank loans should perform well relative to other asset classes on a risk-adjusted basis. In addition, the floating-rate feature of bank loans should give investors more price protection than fixed-rated securities when interest rates eventually start to rise again.

Please refer to the Schedule of Investments on pages 15-33 for a full listing of Fund securities.

Investments in high yield or lower-rated securities are subject to greater-than-average risk. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. The floating rate feature of the Fund's Senior Floating Rate Loans means that these investments will not experience capital appreciation in a declining interest rate environment. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer's obligations or may be difficult to liquidate. In addition, the Fund's access to collateral may be limited by bankruptcy or other insolvency laws. Although Pioneer normally will seek to avoid receiving non-publicly available information about the issuer of a loan, this decision not to receive the information


6    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10
may place it at a disadvantage, relative to other loan investors, in assessing the loan. The Fund is not diversified, which means that it can invest a higher percentage of its assets in the securities of any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer. Some of the floating rate loans and other investments in which the Fund may invest will be considered to be illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so, and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value, and investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political or regulatory developments or other risks affecting those industries or sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


                   Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    7

Portfolio Summary | 4/30/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Senior Floating Rate Loan Interests                              73.3%
Temporary Cash Investments                                       18.7%
U.S. Corporate Bonds                                              6.8%
U.S. Common Stocks                                                0.4%
Collateralized Mortgage Obligations                               0.3%
Asset Backed Securities                                           0.3%
U.S. Preferred Stocks                                             0.2%


Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)


[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Commercial Paper                                                 16.6%
BBB                                                               5.5%
BB                                                               43.5%
B                                                                27.4%
CCC & Lower                                                       1.6%
Not Rated                                                         5.4%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*
 1.  SRAM LLC, Term Loan, 5.50%, 4/30/15                                          1.10%
---------------------------------------------------------------------------------------
 2.  Custom Building Products, Inc., Term Loan, 5.75%, 3/19/15                    1.07
---------------------------------------------------------------------------------------
 3.  Allison Transmission, Inc., Term Loan, 3.01%, 8/7/14                         1.05
---------------------------------------------------------------------------------------
 4.  Christie/AIX, Inc., Term Loan, 5.25%, 3/31/16                                1.03
---------------------------------------------------------------------------------------
 5.  Web Service Company LLC, Term Loan, 7.0%, 8/28/14                            1.02
---------------------------------------------------------------------------------------
 6.  Sally Holdings LLC, Term B Loan, 2.52%, 11/16/13                             0.97
---------------------------------------------------------------------------------------
 7.  Intersil Corp., Term Loan, 4.75%, 4/27/16                                    0.97
---------------------------------------------------------------------------------------
 8.  USI Holdings Corp., Tranche B Term Loan, 3.05%, 5/5/14                       0.95
---------------------------------------------------------------------------------------
 9.  Georgia-Pacific LLC, Term Loan, 2.33%, 12/20/12                              0.94
---------------------------------------------------------------------------------------
10.  Bright Horizons Family Solutions, Inc., Tranche B Term Loan, 7.5%, 5/28/15   0.94
---------------------------------------------------------------------------------------

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10

Prices and Distributions | 4/30/10

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                    4/30/10                    10/31/09
--------------------------------------------------------------------------------
        A                       $6.83                       $6.58
--------------------------------------------------------------------------------
        C                       $6.84                       $6.58
--------------------------------------------------------------------------------
        Y                       $6.85                       $6.59
--------------------------------------------------------------------------------

Distributions per Share: 11/1/09-4/30/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment        Short-Term        Long-Term
      Class           Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
        A             $0.1675               $ --             $ --
--------------------------------------------------------------------------------
        C             $0.1376               $ --             $ --
--------------------------------------------------------------------------------
        Y             $0.1700               $ --             $ --
--------------------------------------------------------------------------------


                   Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    9

Performance Update | 4/30/10                           Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Floating Rate Fund at public offering price, compared to that of the Barclays Capital High Yield Loans Performing Index.


 Cumulative Total Returns
 (As of April 30, 2010)
-------------------------------------------------------------------
                                        Net Asset   Public Offering
 Period                                 Value       Price (POP)
-------------------------------------------------------------------
 Life-of-Class
 (2/14/07)                               2.92%       1.46%
 1 Year                                 23.76       18.26
-------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2010)
-------------------------------------------------------------------
                                        Gross       Net
-------------------------------------------------------------------
                                        1.58%       1.10%
-------------------------------------------------------------------


[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                       Pioneer Floating             Barclays Capital High Yield
                       Rate Fund                    Loans Performing Index

2/07                    9,550                       10,000
4/07                    9,664                       10,181
4/08                    9,422                        9,954
4/09                    8,466                        8,703
4/10                   10,477                       11,492


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital High Yield Loans Performing Index provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million in funded loans, a minimum term of one year, and a minimum initial spread of LIBOR+125. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


10    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10

Performance Update | 4/30/10                           Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Floating Rate Fund, compared to that of the Barclays Capital High Yield Loans Performing Index.


Cumulative Total Returns
(As of April 30, 2010)
-------------------------------------------------------------------
                                        If             If
Period                                  Held           Redeemed
-------------------------------------------------------------------
 Life-of-Class
 (2/14/07)                               2.08%          2.08%
 1 Year                                 22.86          22.86
-------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2010)
-------------------------------------------------------------------
                                        Gross          Net
-------------------------------------------------------------------
                                         2.29%          2.00%
-------------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                       Pioneer Floating             Barclays Capital High Yield
                       Rate Fund                    Loans Performing Index

2/07                   10,000                       10,000
4/07                   10,095                       10,181
4/08                    9,753                        9,954
4/09                    8,696                        8,703
4/10                   10,683                       11,492


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of the 1% CDSC. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/11 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital High Yield Loans Performing Index provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million in funded loans, a minimum term of one year, and a minimum initial spread of LIBOR+125. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    11

Performance Update | 4/30/10                           Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Floating Rate Fund, compared to that of the Barclays Capital High Yield Loans Performing Index.


Cumulative Total Returns
(As of April 30, 2010)
-------------------------------------------------------------------
                                        If             If
Period                                  Held           Redeemed
-------------------------------------------------------------------
 Life-of-Class
 (2/14/07)                               3.05%          3.05%
 1 Year                                 24.17          24.17
-------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2010)
-------------------------------------------------------------------
                                        Gross          Net
-------------------------------------------------------------------
                                         1.24%          1.24%
-------------------------------------------------------------------


[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                       Pioneer Floating             Barclays Capital High Yield
                       Rate Fund                    Loans Performing Index

2/07                   10,000                       10,000
4/07                   10,115                       10,181
4/08                    9,867                        9,954
4/09                    8,867                        8,703
4/10                   11,009                       11,492


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital High Yield Loans Performing Index provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million in funded loans, a minimum term of one year, and a minimum initial spread of LIBOR+125. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.


12    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on actual returns from November 1, 2009 through April 30, 2010.


--------------------------------------------------------------------------------
 Share Class                             A                C                Y
--------------------------------------------------------------------------------
 Beginning Account Value             $1,000.00        $1,000.00        $1,000.00
 on 11/1/09
--------------------------------------------------------------------------------
 Ending Account Value                $1,064.20        $1,061.00        $1,066.00
 on 4/30/10
--------------------------------------------------------------------------------
 Expenses Paid During Period*        $    5.63        $   10.22        $    5.02
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, 2.00% and 0.98%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2009 through April 30, 2010.


--------------------------------------------------------------------------------
 Share Class                             A                C                Y
--------------------------------------------------------------------------------
 Beginning Account Value             $1,000.00        $1,000.00        $1,000.00
 on 11/1/09
--------------------------------------------------------------------------------
 Ending Account Value                $1,019.34        $1,014.88        $1,019.93
 on 4/30/10
--------------------------------------------------------------------------------
 Expenses Paid During Period*        $    5.51        $    9.99        $    4.91
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, 2.00% and 0.98%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


14    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10

Schedule of Investments | 4/30/10 (unaudited)

-----------------------------------------------------------------------------------------------------
                Floating    S&P/Moody's
 Shares         Rate (b)    Ratings                                                       Value
-----------------------------------------------------------------------------------------------------
                                           PREFERRED STOCKS -- 0.2%
                                           AUTOMOBILES & COMPONENTS -- 0.1%
                                           Auto Parts & Equipment -- 0.1%
        1,163                              Lear Corp. Merger*                             $    93,040
                                                                                          -----------
                                           Total Automobiles & Components                 $    93,040
-----------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.1%
                                           Diversified Financial Services -- 0.1%
          100                              Bank of America Corp., 7.25%, 12/31/49         $    98,199
                                                                                          -----------
                                           Total Diversified Financials                   $    98,199
-----------------------------------------------------------------------------------------------------
                                           TOTAL PREFERRED STOCKS
                                           (Cost $153,574)                                $   191,239
-----------------------------------------------------------------------------------------------------
                                           COMMON STOCKS -- 0.4%
                                           MATERIALS -- 0.0%
                                           Steel -- 0.0%
        5,699                              KNIA Holdings, Inc.* (c)                       $    44,224
                                                                                          -----------
                                           Total Materials                                $    44,224
-----------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.1%
                                           Auto Parts & Equipment -- 0.1%
          875                              Lear Corp.*                                    $    71,033
                                                                                          -----------
                                           Total Automobiles & Components                 $    71,033
-----------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.3%
                                           Real Estate Development -- 0.3%
      106,253                              Newhall Land Development LLC*                  $   207,193
                                                                                          -----------
                                           Total Real Estate                              $   207,193
-----------------------------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS
                                           (Cost $187,101)                                $   322,450
-----------------------------------------------------------------------------------------------------
Principal
Amount
-----------------------------------------------------------------------------------------------------
                                           ASSET BACKED SECURITIES -- 0.3%
                                           DIVERSIFIED FINANCIALS -- 0.3%
                                           Diversified Financial Services -- 0.3%
  $   278,072                     B/Baa3   Ellington Loan Acquisition, 1.0625%, 5/27/37   $   241,120
                                                                                          -----------
                                           Total Diversified Financials                   $   241,120
-----------------------------------------------------------------------------------------------------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $245,833)                                $   241,120
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    15

-----------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount          Rate (b)    Ratings                                                          Value
-----------------------------------------------------------------------------------------------------
                                           COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%
                                           BANKS -- 0.3%
                                           Thrifts & Mortgage Finance -- 0.3%
$   250,000                      NR/Ba1    SBA CMBS Trust, 6.709%, 11/15/36               $   259,488
                                                                                          -----------
                                           Total Banks                                    $   259,488
-----------------------------------------------------------------------------------------------------
                                           TOTAL COLLATERALIZED
                                           MORTGAGE OBLIGATIONS
                                           (Cost $225,543)                                $   259,488
-----------------------------------------------------------------------------------------------------
                                           CORPORATE BONDS -- 6.8%
                                           ENERGY -- 1.7%
                                           Oil & Gas Equipment & Services -- 0.5%
    500,000         3.52          NR/NR    Sevan Marine ASA, Floating Rate Note,
                                           5/14/13 (144A)                                 $   427,500
-----------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration &
                                           Production -- 1.2%
    498,000                       BB/B1    Denbury Resources, Inc., 8.25%, 2/15/20        $   534,105
    500,000         3.92          B+/B3    SandRidge Energy, Inc., Floating Rate Note,
                                           4/1/14                                             469,263
                                                                                          -----------
                                                                                          $ 1,003,368
                                                                                          -----------
                                           Total Energy                                   $ 1,430,868
-----------------------------------------------------------------------------------------------------
                                           MATERIALS -- 0.3%
                                           Paper Products -- 0.3%
    225,000                       B+/B1    Appleton Papers, Inc., 10.5%, 6/15/15 (144A)   $   228,375
                                                                                          -----------
                                           Total Materials                                $   228,375
-----------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 1.1%
                                           Aerospace & Defense -- 0.4%
    100,000                       B-/B3    Aeroflex, Inc., 11.75%, 2/15/15                $   109,375
     45,000                      BB/Ba3    DigitalGlobe, Inc., 10.5%, 5/1/14                   49,275
    150,000                       BB/B2    Spirit Aerosystems, Inc., 7.5%, 10/1/17 (144A)     153,375
                                                                                          -----------
                                                                                          $   312,025
-----------------------------------------------------------------------------------------------------
                                           Building Products -- 0.1%
     90,000                       BB/B1    USG Corp., 9.75%, 8/1/14 (144A)                $    97,200
-----------------------------------------------------------------------------------------------------
                                           Construction & Farm Machinery &
                                           Heavy Trucks -- 0.4%
    121,000                       B-/B3    Oshkosh Corp., 8.25%, 3/1/17                   $   127,353
    200,000                    BB-/Caa1    The Manitowoc Co, Inc., 9.5%, 2/15/18              210,000
                                                                                          -----------
                                                                                          $   337,353
-----------------------------------------------------------------------------------------------------
                                           Electrical Component &
                                           Equipment -- 0.2%
    200,000                        B/B3    Coleman Cable, Inc., 9.0%, 2/15/18 (144A)      $   204,250
                                                                                          -----------
                                           Total Capital Goods                            $   950,828
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


16    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10

-----------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount          Rate (b)    Ratings                                                       Value
----------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.0%
                                           Airlines -- 0.0%
$    19,296                      B-/Ba3    Continental Airlines, Inc., 7.461%, 4/1/13     $    19,103
                                                                                          -----------
                                           Total Transportation                           $    19,103
-----------------------------------------------------------------------------------------------------
                                           CONSUMER DURABLES & APPAREL -- 0.3%
                                           Leisure Products -- 0.3%
    200,000                       B/Ba3    Freedom Group, Inc., 10.25%, 8/1/15            $   208,500
                                                                                          -----------
                                           Total Consumer Durables & Apparel              $   208,500
-----------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.2%
                                           Catalog Retail -- 0.2%
    175,000                     BB+/Ba2    QVC, Inc., 7.5%, 10/1/19 (144A)                $   179,375
                                                                                          -----------
                                           Total Retailing                                $   179,375
-----------------------------------------------------------------------------------------------------
                                           HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                           Household Products -- 0.1%
    100,000                        B/B1    Cellu Tissue Holdings, Inc., 11.5%, 6/1/14     $   111,750
                                                                                          -----------
                                           Total Household & Personal Products            $   111,750
-----------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                           Health Care Facilities -- 0.7%
    500,000                      BB/Ba3    HCA, Inc., 7.875%, 2/15/20                     $   538,125
                                                                                          -----------
                                           Total Health Care Equipment & Services         $   538,125
-----------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.1%
                                           Asset Management & Custody Banks -- 0.1%
     90,000                    BB+/Baa3    Janus Capital Group, Inc., 6.5%, 6/15/12       $    93,203
                                                                                          -----------
                                           Total Diversified Financials                   $    93,203
-----------------------------------------------------------------------------------------------------
                                           INSURANCE -- 0.9%
                                           Reinsurance -- 0.9%
    250,000         7.19         BB+/NR    Blue Fin, Ltd., Floating Rate Note, 4/10/12    $   234,450
    250,000         8.92          BB/NR    Caelus Re, Ltd., Floating Rate Note, 6/7/11        247,750
    250,000        10.25         BB-/NR    Mystic Re, Ltd., Floating Rate Note, 6/7/11        253,825
                                                                                          -----------
                                                                                          $   736,025
                                                                                          -----------
                                           Total Insurance                                $   736,025
-----------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.3%
                                           Specialized Real Estate
                                           Investment Trusts -- 0.3%
    250,000                    BBB/Baa2    Hospitality Properties Trust, 7.875%, 8/15/14  $   275,349
                                                                                          -----------
                                           Total Real Estate                              $   275,349
-----------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 1.1%
                                           Integrated Telecommunication Services -- 0.6%
    500,000                       B+/B1    Mastec, Inc., 7.625%, 2/1/17                   $   485,625
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    17

----------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount          Rate (b)    Ratings                                                              Value
----------------------------------------------------------------------------------------------------------
                                           Wireless Telecommunication Services -- 0.5%
$   365,000                      B+/Ba2    Cricket Communications, Inc., 7.75%, 5/15/16        $   378,688
                                                                                               -----------
                                           Total Telecommunication Services                    $   864,313
----------------------------------------------------------------------------------------------------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $5,489,318)                                   $ 5,635,814
----------------------------------------------------------------------------------------------------------
                                           SENIOR FLOATING RATE LOAN
                                           INTERESTS -- 73.7%**
                                           ENERGY -- 2.0%
                                           Integrated Oil & Gas -- 0.3%
    250,000         4.50         D/Caa3    Big West Oil LLC, Term Loan, 4/30/15                $   253,229
----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Equipment & Services -- 0.7%
    350,000         6.25          NR/NR    Aquilex Holdings LLC, Term Loan, 3/11/16            $   352,625
    236,400         8.00          B+/NR    Hudson Products Holdings, Inc., Term Loan,
                                            8/24/15                                                218,670
                                                                                               -----------
                                                                                               $   571,295
----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production -- 0.2%
    162,794         4.31           B/B3    Venoco, Inc., 2nd Lien Term Loan, 5/7/14            $   156,486
----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Refining & Marketing -- 0.3%
    300,000         0.00         NR/Ba2    Pilot Travel Centers, Initial Tranche B Term Loan,
                                           11/24/15                                            $   302,679
----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Storage & Transportation -- 0.5%
    410,749         6.75         NR/Ba2    Atlas Pipeline Partners, L.P., Term Loan, 7/27/14   $   410,621
                                                                                               -----------
                                           Total Energy                                        $ 1,694,310
----------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 6.3%
                                           Aluminum -- 0.6%
    283,997         2.27          CC/B1    Noranda Aluminum, Inc., Term B Loan, 5/18/14        $   279,737
    186,611         2.29        BB-/Ba2    Novelis Corp., U.S. Term Loan, 7/6/14                   181,071
     82,680         2.28        BB-/Ba2    Novelis, Inc., Canadian Term Loan, 7/6/14                80,225
                                                                                               -----------
                                                                                               $   541,033
----------------------------------------------------------------------------------------------------------
                                           Commodity Chemicals -- 0.4%
    349,100         2.04        BB+/Ba2    Celanese Holdings LLC, Term Loan, 4/2/14            $   342,753
----------------------------------------------------------------------------------------------------------
                                           Construction Materials -- 0.6%
    500,000         6.75          NR/NR    Summit Materials LLC, Term Loan, 7/7/14             $   497,813
----------------------------------------------------------------------------------------------------------
                                           Diversified Chemical -- 1.0%
    224,888         2.00        BB-/Ba2    Huntsman Corp., New Term B Loan, 4/21/14            $   216,994
    162,883         7.50           B/B2    Ineos U.S. Finance Corp., Term B2 Facility Loan,
                                           12/16/13                                                162,934
    162,876         8.00           B/B2    Ineos U.S. Finance Corp., Term C2 Facility Loan,
                                           12/16/14                                                162,927
    250,000         4.75        BB-/Ba3    Solutia, Inc., Term Loan, 3/2/17                        252,057
                                                                                               -----------
                                                                                               $   794,912
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


18    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10

----------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount          Rate (b)    Ratings                                                            Value
----------------------------------------------------------------------------------------------------------
                                           Fertilizers & Agricultural Chemicals -- 0.6%
$   500,000         5.75         BB+/B1    CF Industries, Inc., B1 Term Loan, 4/5/15           $   503,805
----------------------------------------------------------------------------------------------------------
                                           Metal & Glass Containers -- 0.3%
     57,925         2.50          B+/B2    Graham Packaging Co., Term B Loan, 10/7/11          $    57,621
    153,784         6.75          B+/B2    Graham Packaging Co., Term C Loan, 4/5/14               155,286
                                                                                               -----------
                                                                                               $   212,907
----------------------------------------------------------------------------------------------------------
                                           Paper Packaging -- 0.7%
    263,115         3.04         BB/Ba2    Graphic Packaging International, Inc., Incremental
                                           Term Loan, 5/16/14                                  $   262,309
    300,000         0.50         B+/Ba3    Smurfit-Stone Container Corp., Term Loan,
                                           1/2/16                                                  302,303
                                                                                               -----------
                                                                                               $   564,612
----------------------------------------------------------------------------------------------------------
                                           Paper Products -- 0.8%
    641,951         2.33        BB+/Ba1    Georgia-Pacific Corp., Term Loan, 12/20/12          $   639,143
----------------------------------------------------------------------------------------------------------
                                           Specialty Chemicals -- 0.9%
    500,000         6.00          NR/NR    Chemtura Corp., Term Loan, 3/22/11                  $   503,750
    248,125         6.50        BB-/Ba2    Nalco Co., Term Loan, 5/5/16                            250,555
                                                                                               -----------
                                                                                               $   754,305
----------------------------------------------------------------------------------------------------------
                                           Steel -- 0.4%
    340,069         8.50           B/B3    Niagara Corp., New Term Loan, 6/29/14 (c)           $   336,668
                                                                                               -----------
                                           Total Materials                                     $ 5,187,951
----------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 7.3%
                                           Aerospace & Defense -- 3.1%
    295,200         3.50         B+/Ba3    Aeroflex, Inc., Tranche B1 Term Loan, 8/15/14       $   289,849
    358,438         5.75       BBB-/Ba1    BE Aerospace, Inc., Tranche B Term Loan,
                                           7/28/14                                                 361,873
    315,349         4.09          NR/NR    DAE Aviation Holdings, Inc., Tranche B1 Term
                                           Loan, 7/31/14                                           302,209
    398,256         3.55          B-/B1    Hunter Defense Technology, Term Loan, 8/22/14           373,365
    500,000         9.25          B+/B2    IAP Worldwide Services, Term Loan, 12/20/12             482,625
    195,939         2.00        BB-/Ba2    Spirit Aerosystems, Inc., Term B1 Loan, 9/30/13         194,061
    306,972         4.09          NR/NR    Standard Aero, Ltd., Tranche B2 Term Loan,
                                           7/31/14                                                 294,182
     85,313         5.50         NR/Ba2    Tasc, Inc., Tranche A Term Loan, 12/18/14                85,526
    162,094         5.75         NR/Ba2    Tasc, Inc., Tranche B Term Loan, 12/18/15               162,904
                                                                                               -----------
                                                                                               $ 2,546,594
----------------------------------------------------------------------------------------------------------
                                           Building Products -- 0.9%
    724,576         5.75          NR/NR    Custom Building Products, Inc., Term Loan,
                                           3/19/15                                             $   725,935
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    19

-----------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount          Rate (b)    Ratings                                                             Value
-----------------------------------------------------------------------------------------------------------
                                           Construction & Engineering -- 0.5%
$   278,293         6.25         BB/Ba2    Goodman Global, Inc., Term Loan, 2/13/14             $   279,626
    139,491         2.54          NR/NR    URS Corp., Tranche B Term Loan, 5/15/13                  139,142
                                                                                                -----------
                                                                                                $   418,768
-----------------------------------------------------------------------------------------------------------
                                           Construction & Farm Machinery &
                                           Heavy Trucks -- 1.6%
    250,000         9.75         D/Caa1    Accuride Corp., U.S. Term Loan, 6/30/13              $   251,354
    500,000         4.50         BB/Ba2    Bucyrus International, Inc., Tranche C Term Loan,
                                           12/21/15                                                 504,016
    417,458         7.50        BBB-/B1    Manitowoc Co., Term B Loan, 8/25/14                      419,098
    146,326         6.26        BB-/Ba3    Oshkosh Corp., Term B Loan, 12/6/13                      147,286
                                                                                                -----------
                                                                                                $ 1,321,754
-----------------------------------------------------------------------------------------------------------
                                           Electrical Component & Equipment -- 0.6%
    500,000         5.75          B+/B1    Scotsman Industries, Inc., Term Loan, 4/30/16        $   500,625
-----------------------------------------------------------------------------------------------------------
    347,950         5.33        BB-/Ba3    Mueller Water Products, Term B Loan, 5/24/14         $   349,342
-----------------------------------------------------------------------------------------------------------
                                           Trading Companies & Distributors -- 0.2%
    143,095         2.04        BB+/Ba3    Interline Brands, Inc., Delayed Draw Term Loan,
                                           6/23/13                                              $   135,224
     37,500         2.01        BB+/Ba3    Interline Brands, Inc., Initial Term Loan, 6/23/13        35,438
                                                                                                    170,662
                                                                                                -----------
                                           Total Capital Goods                                  $ 6,033,680
-----------------------------------------------------------------------------------------------------------
                                           COMMERCIAL SERVICES & SUPPLIES -- 3.6%
                                           Commercial Printing -- 0.7%
      9,380         4.77          NR/NR    Cenveo Corp., Delayed Draw Term Loan, 6/21/13        $     9,413
    292,762         4.77          NR/NR    Cenveo Corp., Term C Facility Loan, 6/21/13              293,812
    248,646         9.00          B+/B1    World Color Press, Inc., Advance Term Loan,
                                           7/10/12                                                  251,650
                                                                                                -----------
                                                                                                $   554,875
-----------------------------------------------------------------------------------------------------------
                                           Diversified Commercial Services -- 0.3%
    224,142         3.78          NR/NR    Asset Acceptance Capital Corp., Tranche B Term
                                           Loan, 6/12/13                                        $   216,297
-----------------------------------------------------------------------------------------------------------
                                           Diversified Support Services -- 1.2%
    344,619         6.75          NR/NR    Allied Security Holdings, Term Loan, 2/20/15         $   347,850
    349,103         1.78        BB+/Ba1    Iron Mountain, Inc., Initial Term Loan, 4/16/14          344,739
    249,375         5.50        BB-/Ba3    Language Line Holdings LLC, Tranche B Term
                                           Loan, 10/29/15                                           250,830
     67,447         3.80        BB/Caa1    Rental Service Corp., Initial Term Loan, 11/30/13         65,694
                                                                                                -----------
                                                                                                $ 1,009,113
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


20    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10

---------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount          Rate (b)    Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                           Environmental & Facilities Services -- 1.1%
$   249,375         6.00         NR/Ba3    Advanced Disposal Services, Inc., Term B Loan,
                                           12/23/14                                           $   251,557
    194,046         2.29       BB-/Baa3    Brickman Holdings, Tranche B Term Loan,
                                           1/23/14                                                190,165
    248,125         7.00        BB-/Ba2    Casella Waste Systems, Inc., Term B Loan,
                                           4/9/14                                                 250,296
    243,125         2.26           D/B2    Synagro Technologies, Inc., 1st Lien Term Loan,
                                           4/2/14                                                 221,548
                                                                                              -----------
                                                                                              $   913,566
---------------------------------------------------------------------------------------------------------
                                           Security & Alarm Services -- 0.3%
    248,750         6.25        BB-/Ba3    Protection One Alarm Monitoring, Inc., Tranche B2
                                           Term Loan, 3/31/14                                 $   249,372
                                                                                              -----------
                                           Total Commercial Services & Supplies               $ 2,943,223
---------------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 2.2%
                                           Air Freight & Couriers -- 0.6%
    151,664         3.29         NR/Ba2    Ceva Group Plc, Additional Pre-funded Term Loan,
                                           11/4/13                                            $   138,014
    401,207         3.26         NR/Ba2    Ceva Group Plc, U.S. Term Loan, 11/4/13                365,098
                                                                                              -----------
                                                                                              $   503,112
---------------------------------------------------------------------------------------------------------
                                           Airlines -- 0.9%
     99,500         8.75         BB-/B2    Delta Air Lines, Inc., Term Loan, 9/27/13          $   101,216
    647,061         3.55         B+/Ba2    Delta Air Lines, Inc., 2nd Lien Term Loan,
                                           4/30/14                                                607,105
                                                                                              -----------
                                                                                              $   708,321
---------------------------------------------------------------------------------------------------------
                                           Marine -- 0.4%
    366,667         3.30          NR/NR    Horizon Lines, Inc., Term Loan, 8/8/12             $   334,125
---------------------------------------------------------------------------------------------------------
                                           Railroads -- 0.3%
    246,164         2.05        BB-/Ba2    Kansas City Southern Railway, Term B Advance
                                           Loan, 4/28/13                                      $   243,394
                                                                                              -----------
                                           Total Transportation                               $ 1,788,952
---------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 2.8%
                                           Auto Parts & Equipment -- 2.0%
    744,000         3.01         BB-/B2    Allison Transmission, Inc., Term Loan, 8/7/14      $   713,051
     15,787         4.17          CC/Ca    Cooper-Standard Automotive, Inc., Canadian
                                           Term Loan, 12/23/10                                     15,896
     17,135         5.00          CC/Ca    Cooper-Standard Automotive, Inc., Multicurrency
                                           Term Loan, 12/23/10                                     17,252
     13,493         5.00          CC/Ca    Cooper-Standard Automotive, Inc., Tranche A
                                           Term Loan, 12/23/10                                     13,586
     41,142         5.00        CC/Caa2    Cooper-Standard Automotive, Inc., Tranche B
                                           Term Loan, 12/23/11                                     41,425
    102,772         5.00        CC/Caa2    Cooper-Standard Automotive, Inc., Tranche C
                                           Term Loan, 12/23/11                                    103,478

The accompanying notes are an integral part of these financial statements.


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    21

---------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount          Rate (b)    Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                           Auto Parts & Equipment -- (continued)
$   114,242         5.00          CC/Ca    Cooper-Standard Automotive, Inc., Tranche D
                                           Term Loan, 12/23/11                                $   115,027
     56,696         5.00          CC/Ca    Cooper-Standard Automotive, Inc., Tranche E
                                           Term Loan, 12/23/11                                     57,086
     30,095         4.14          CC/Ca    Cooper-Standard Automotive, Inc., U.S. Revolving
                                           Term Loan, 12/23/10                                     30,302
    198,142         2.19          NR/NR    Federal Mogul Corp., Tranche B Term Loan,
                                           12/29/14                                               181,630
    101,093         2.20          NR/NR    Federal Mogul Corp., Tranche C Term Loan,
                                           12/28/15                                                92,668
    250,000        10.50          NR/NR    HHI Holdings LLC, Term Loan, 3/11/15                   254,141
                                                                                              -----------
                                                                                              $ 1,635,542
---------------------------------------------------------------------------------------------------------
                                           Automobile Manufacturers -- 0.6%
    494,261         3.28         B-/Ba3    Ford Motor Co., Tranche B1 Term Loan,
                                           12/15/13                                           $   478,120
---------------------------------------------------------------------------------------------------------
                                           Tires & Rubber -- 0.2%
    175,000         2.24         BB/Ba1    Goodyear Tire & Rubber Co., 2nd Lien Term Loan,
                                           4/30/14                                            $   167,650
                                                                                              -----------
                                           Total Automobiles & Components                     $ 2,281,312
---------------------------------------------------------------------------------------------------------
                                           CONSUMER DURABLES & APPAREL -- 0.1%
                                           Housewares & Specialties -- 0.1%
    123,303         2.79        BB-/Ba3    Jarden Corp., Term B3 Loan, 1/24/12                $   123,303
                                                                                              -----------
                                           Total Consumer Durables & Apparel                  $   123,303
---------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 3.7%
                                           Casinos & Gaming -- 0.7%
    409,375         2.80          NR/NR    Gateway Casinos & Entertainment, Advance Term
                                           Loan, 9/30/14                                      $   395,729
     82,917         2.80          NR/NR    Gateway Casinos & Entertainment, Delayed Draw
                                           Term Loan, 9/30/14                                      80,153
    124,688         9.50         B/Baa3    Harrah's Operating Co, Inc., Term B4 Loan,
                                           10/31/16                                               129,701
                                                                                              -----------
                                                                                              $   605,583
---------------------------------------------------------------------------------------------------------
                                           Education Services -- 0.8%
    635,624         7.50          NR/NR    Bright Horizons Family Solutions, Inc., Tranche B
                                           Term Loan, 5/28/15                                 $   639,029
---------------------------------------------------------------------------------------------------------
                                           Hotels, Resorts & Cruise Lines -- 0.2%
    164,755        10.50         BB/Ba2    Travelport LLC, Incremental Term Loan, 8/23/13     $   165,886
---------------------------------------------------------------------------------------------------------
                                           Leisure Facilities -- 0.9%
    499,375         5.50         B+/Ba2    Universal City Development, Term Loan,
                                           10/20/14                                           $   502,536
    249,375         6.50         BB/Ba2    Universal City Development, Term Loan,
                                           10/29/14                                               251,087
                                                                                              -----------
                                                                                              $   753,623
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


22    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10

---------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount          Rate (b)    Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                           Specialized Consumer Services -- 1.1%
$   203,553         3.03         BB/Ba1    Adesa, Inc., Initial Term Loan, 10/21/13           $   200,063
    693,734         7.00          NR/NR    Web Service Center, Term Loan, 8/28/14                 692,866
                                                                                              -----------
                                                                                              $   892,929
                                                                                              -----------
                                           Total Consumer Services                            $ 3,057,050
---------------------------------------------------------------------------------------------------------
                                           MEDIA -- 8.8%
                                           Advertising -- 1.8%
    500,000         5.00         B+/Ba3    Advantage Sales & Marketing LLC, 1st Lien Term
                                           Loan, 4/30/16                                      $   499,688
    500,000         5.00         BB/Ba2    Affinion Group, Inc., Tranche B Term Loan,
                                           10/9/16                                                497,500
    500,000         4.25        BB/Baa3    Lamar Media Corp., Term B Loan, 10/1/16                502,084
                                                                                              -----------
                                                                                              $ 1,499,272
---------------------------------------------------------------------------------------------------------
                                           Broadcasting -- 1.8%
    471,369         5.25        NR/Baa3    Discovery Communications Holding LLC, Term C
                                           Loan, 5/14/14                                      $   476,157
    131,236         7.50          NR/NR    FoxCo Acquisition Sub LLC, Term Loan, 7/14/15          130,743
    300,000         2.25         BB-/B1    Insight Media Holdings, Term B Loan, 4/7/14            293,766
    246,074         5.00          NR/NR    TWCC Holding Corp., Replacement Term Loan,
                                           9/14/15                                                248,750
    325,000         2.54        B-/Baa2    Univision Communication, Inc., Initial Term Loan,
                                           9/29/14                                                296,888
                                                                                              -----------
                                                                                              $ 1,446,304
---------------------------------------------------------------------------------------------------------
                                           Cable & Satellite -- 2.7%
    215,808         2.29          NR/NR    Cequel Communications LLC, Term Loan,
                                           11/5/13                                            $   212,301
    488,750         2.30          NR/NR    Charter Communications, Inc., Term B1 Loan,
                                           3/5/14                                                 464,652
    470,264         2.50           B/B1    Knology, Inc., Term Loan, 6/30/12                      466,737
    500,000         4.50        BB-/Ba3    Mediacom Broadband LLC, Tranche F Term Loan,
                                           10/20/17                                               500,375
    488,773         2.77         CCC/B2    WideOpenWest LLC, 1st Lien Term Loan,
                                           6/30/14                                                464,182
     98,755         6.78         CCC/B2    WideOpenWest LLC, Series A Term Loan,
                                           6/18/14                                                 99,480
                                                                                              -----------
                                                                                              $ 2,207,727
---------------------------------------------------------------------------------------------------------
                                           Movies & Entertainment -- 2.3%
    293,862         2.01        BB-/Ba2    AMC Entertainment, Inc., Term Loan, 1/28/13        $   287,457
    470,448         5.50          B-/B1    Carmike Cinemas, Inc., Initial Term Loan,
                                           1/27/16                                                470,993
    700,000         5.25         NR/Ba1    Christie/AIX, Inc., Term Loan, 3/31/16                 700,000
    490,620         2.30           B/B3    LodgeNet Entertainment, Closing Date Loan,
                                           4/4/14                                                 470,996
                                                                                              -----------
                                                                                              $ 1,929,446
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    23

--------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount          Rate (b)    Ratings                                                          Value
--------------------------------------------------------------------------------------------------------
                                           Publishing -- 0.2%
$   208,357         9.25         BB/Ba2    RH Donnelley, Inc., Term Loan, 10/24/14           $   203,409
                                                                                             -----------
                                           Total Media                                       $ 7,286,158
--------------------------------------------------------------------------------------------------------
                                           RETAILING -- 2.1%
                                           Catalog Retail -- 0.1%
    102,941         3.76          NR/NR    QVC, Inc., Tranche 2W Loan, 10/4/11               $   103,003
--------------------------------------------------------------------------------------------------------
                                           General Merchandise Stores -- 0.2%
    213,424         3.06        CCC+/B1    Dollar General Corp., Tranche B1 Term Loan,
                                           7/7/14                                            $   210,720
--------------------------------------------------------------------------------------------------------
                                           Internet Retail -- 0.2%
    156,514         7.00          NR/NR    Ticketmaster Corp., Term B Loan, 7/25/14          $   158,128
--------------------------------------------------------------------------------------------------------
                                           Specialty Stores -- 1.6%
    661,413         2.52          NR/NR    Sally Holdings LLC, Term B Loan, 11/16/13         $   654,615
    325,000         5.75          NR/NR    Savers, Inc., Term Loan, 2/17/16                      327,031
    300,000         4.51           B/NR    Toys R Us, Inc., Tranche B Term Loan, 7/19/12         300,222
                                                                                             -----------
                                                                                             $ 1,281,868
                                                                                             -----------
                                           Total Retailing                                   $ 1,753,719
--------------------------------------------------------------------------------------------------------
                                           FOOD & DRUG RETAILING -- 0.8%
                                           Drug Retail -- 0.5%
     98,500         6.00          NR/NR    Rite Aid Corp., Tranche 3 Term Loan, 6/4/14       $    97,480
    300,000         9.50          NR/NR    Rite Aid Corp., Tranche 4 Term Loan, 6/10/15          313,750
                                                                                             -----------
                                                                                             $   411,230
--------------------------------------------------------------------------------------------------------
                                           Food Retail -- 0.3%
    245,886         2.98        BB-/Ba3    Pinnacle Foods, Inc., Term Loan, 4/19/14          $   239,978
                                                                                             -----------
                                           Total Food & Drug Retailing                       $   651,208
--------------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 2.1%
                                           Agricultural Products -- 0.6%
    500,000         5.50           B/B1    WM Bolthouse Farms, Inc., 1st Lien Term Loan,
                                           1/25/16                                           $   503,906
--------------------------------------------------------------------------------------------------------
                                           Distillers & Vintners -- 0.5%
    132,142         3.00         BB/Ba3    Constellation Brands, Inc., Extending Term Loan,
                                           6/5/15                                            $   133,340
    267,858         1.75        BB-/Ba3    Constellation Brands, Inc., Non-extending Term
                                           Loan, 6/5/13                                          265,921
                                                                                             -----------
                                                                                             $   399,261
--------------------------------------------------------------------------------------------------------
                                           Packaged Foods & Meats -- 1.0%
    293,199         1.68        BB+/Ba3    Dean Foods Co., Tranche B Term Loan, 4/2/14       $   287,518
     55,203         7.99        BB-/Ba2    Dole Food Co., Inc., Credit Linked Term Loan,
                                           4/12/13                                                55,866
     70,588         5.04        BB-/Ba2    Dole Food Co., Inc., Tranche B1 Term Loan,
                                           2/1/17                                                 71,435

The accompanying notes are an integral part of these financial statements.


24    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10

-------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount          Rate (b)    Ratings                                                         Value
-------------------------------------------------------------------------------------------------------
                                           Packaged Foods & Meats -- (continued)
$   175,324         5.01        BB-/Ba2    Dole Food Co., Inc., Tranche C1 Term Loan,
                                           2/1/17                                           $   177,427
    250,000         7.00       BB-/Caa3    Pierre Foods, Inc., Term Loan, 2/17/16               252,292
                                                                                            -----------
                                                                                            $   844,538
                                                                                            -----------
                                           Total Food, Beverage & Tobacco                   $ 1,747,705
-------------------------------------------------------------------------------------------------------
                                           HOUSEHOLD & PERSONAL PRODUCTS -- 3.4%
                                           Household Products -- 2.8%
    299,250         5.50        BB-/Ba2    Diversey Holdings, Inc., Tranche B Dollar Term
                                           Loan, 11/24/15                                   $   301,868
    248,438         6.25          NR/NR    Reynolds Group Holdings, Inc., U.S. Term Loan,
                                           11/5/15                                              250,052
    472,288         8.00          B-/B3    Spectrum Brands, Inc., Dollar Term B Loan,
                                           3/30/13                                              472,406
     24,414         8.00          B-/B3    Spectrum Brands, Inc., Letter of Credit Loan,
                                           3/30/13                                               24,420
    741,000         5.50          B+/B1    SRAM LLC, Term Loan, 4/30/15                         742,853
    553,053         2.28          NR/NR    Yankee Candle Co., Term Loan, 2/6/14                 543,878
                                                                                            -----------
                                                                                            $ 2,335,477
-------------------------------------------------------------------------------------------------------
                                           Personal Products -- 0.6%
    500,000         6.00          NR/NR    Revlon Consumer Products Corp., Term Loan,
                                           8/15/15                                          $   498,391
                                                                                            -----------
                                           Total Household & Personal Products              $ 2,833,868
-------------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 8.3%
                                           Health Care Equipment -- 0.1%
     35,005         4.50          NR/NR    Fresenius SE, Tranche C1 Dollar Term Loan,
                                           9/1/14                                           $    35,431
     19,995         4.50          NR/NR    Fresenius SE, Tranche C2 Term Loan, 9/1/14            20,239
                                                                                            -----------
                                                                                            $    55,670
-------------------------------------------------------------------------------------------------------
                                           Health Care Facilities -- 3.5%
    405,000         6.50          B+/B1    Ardent Health Services LLC, Term Loan, 7/19/15   $   400,849
     26,371         2.50        BB-/Ba3    CHS/Community Health Systems, Inc., Delayed
                                           Draw Term Loan, 7/25/14                               25,671
    514,978         2.50        BB-/Ba3    CHS/Community Health Systems, Inc., Funded
                                           Term Loan, 7/25/14                                   501,298
    277,911         2.27         B+/Ba2    Hanger Orthopedic Group, Inc., Tranche B Term
                                           Loan, 5/26/13                                        274,553
     83,654         2.27         B+/Ba2    HCA, Inc., Tranche B1 Term Loan, 11/18/13             81,515
    200,619         3.54         BB/Ba3    HCA, Inc., Tranche B2 Term Loan, 3/17/17             199,574
    165,867         4.01        BB-/Ba3    Healthsouth Corp., Tranche 2 Term Loan,
                                           3/15/14                                              166,005
    482,164         2.09         B+/Ba2    Psychiatric Solutions, Inc., Term Loan, 7/2/12       478,397
     80,460         2.29         B+/Ba2    Sun Health Care, Synthetic LC Term Loan,
                                           4/19/14                                               77,644

The accompanying notes are an integral part of these financial statements.


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    25

---------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount          Rate (b)    Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                           Health Care Facilities -- 3.5%
$   359,203         2.35         B+/Ba2    Sun Health Care, Term Loan, 4/19/14                $   346,631
     54,381         2.27          B/Ba3    United Surgical Partners International, Delayed
                                           Draw Term Loan, 4/19/14                                 52,818
    283,231         2.29          B/Ba3    United Surgical Partners International, Tranche B
                                           Term Loan, 4/21/14                                     275,088
                                                                                              -----------
                                                                                              $ 2,880,043
---------------------------------------------------------------------------------------------------------
                                           Health Care Services -- 2.7%
    249,375         5.50          NR/NR    Alliance HealthCare Services, Initial Term Loan,
                                           6/1/16                                             $   249,583
    293,341         2.51          NR/NR    Catalent Pharma Solutions, Inc., Dollar Term
                                           Loan, 4/10/14                                          279,774
    201,529         2.51        BB-/Ba3    Healthsouth Corp., Tranche 1 Term Loan,
                                           3/10/13                                                198,380
    650,000         6.25          NR/B1    Prime Healthcare Services, Term B Loan,
                                           4/28/15                                                637,000
    329,175         6.00         BB/Ba3    RehabCare Group, Inc., Term B Loan, 11/1/15            331,232
    498,750         7.00         CCC/B3    Rural/Metro Operating Co. LLC, Term Loan,
                                           12/7/14                                                502,491
                                                                                              -----------
                                                                                              $ 2,198,460
---------------------------------------------------------------------------------------------------------
                                           Health Care Supplies -- 1.4%
     38,132         3.54         BB-/B1    Bausch & Lomb, Inc., Delayed Draw Term Loan,
                                           4/24/15                                            $    37,408
    157,230         3.54         BB-/B1    Bausch & Lomb, Inc., Parent Term Loan,
                                           4/24/15                                                154,246
    460,923         3.28         BB/Ba2    Biomet, Inc., Dollar Term Loan, 3/25/15                455,289
    486,250         2.27         BB/Ba2    IM US Holdings, 1st Lien Term Loan, 6/26/14            478,592
                                                                                              -----------
                                                                                              $ 1,125,535
---------------------------------------------------------------------------------------------------------
                                           Health Care Technology -- 0.3%
    247,560         5.25          NR/NR    IMS Health, Inc., Tranche B Dollar Term Loan,
                                           11/9/16                                            $   249,479
---------------------------------------------------------------------------------------------------------
                                           Managed Health Care -- 0.3%
    250,000         6.00         B+/Ba3    Multiplan, Inc., Incremental Term Loan, 4/12/13    $   250,703
                                                                                              -----------
                                           Total Health Care Equipment & Services             $ 6,759,890
---------------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS & BIOTECHNOLOGY -- 1.9%
                                           Biotechnology -- 0.9%
    439,560         6.50          NR/NR    Harvard Drug Group., Closing Date Loan, 4/7/16     $   440,385
    128,898         5.50          NR/B1    Warner Chilcott Corp., Term A Loan, 10/30/14           129,240
     59,326         5.75          NR/B1    Warner Chilcott Corp., Term B1 Loan, 4/30/15            59,505
     98,789         5.75          NR/B1    Warner Chilcott Corp., Term B2 Loan, 4/30/15            99,087
     44,888         5.75          NR/B1    Warner Chilcott Corp., Term B3 Loan, 4/30/15            45,009
                                                                                              -----------
                                                                                              $   773,226
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


26    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10

---------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount          Rate (b)    Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                           Life Sciences Tools & Services -- 0.7%
$   550,000         6.00         BB/Ba2    Wyle Laboratories, Inc., Term Loan, 3/28/16        $   551,375
---------------------------------------------------------------------------------------------------------
                                           Pharmaceuticals -- 0.3%
    240,000         3.56          NR/NR    Mylan Laboratories, U.S. Tranche B Term Loan,
                                           10/2/14                                            $   240,083
                                                                                              -----------
                                           Total Pharmaceuticals & Biotechnology              $ 1,564,684
---------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 1.4%
                                           Consumer Finance -- 0.6%
    500,000         7.25           B/B2    American General Finance Corp., Term Loan,
                                           4/8/15                                             $   501,500
      8,506         7.00          BB/B1    Dollar Financial Corp., Canadian Term Loan,
                                           12/31/14                                                 8,251
      6,254         7.00          BB/B1    Dollar Financial Corp., Delayed Draw Term Loan,
                                           12/31/14                                                 6,067
                                                                                              -----------
                                                                                              $   515,818
---------------------------------------------------------------------------------------------------------
                                           Diversified Financial Services -- 0.3%
    134,306         3.26          B-/B1    Ceva Group Plc, EGL Term Loan, 11/4/13             $   122,430
    108,279         3.50         NR/Ba1    Metavante Corp., Term Loan, 11/3/14                    109,181
                                                                                              -----------
                                                                                              $   231,611
---------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.5%
    432,815         7.50           B/B1    NCO Financial Systems, Term B Advance Loan,
                                           5/15/13                                            $   428,126
                                                                                              -----------
                                           Total Diversified Financials                       $ 1,175,555
---------------------------------------------------------------------------------------------------------
                                           INSURANCE -- 2.3%
                                           Insurance Brokers -- 1.7%
    243,750         3.29          NR/NR    Alliant Holdings I, Inc., Term Loan, 8/21/14       $   233,695
     99,500         6.75           B/NR    HUB International Holdings, Inc., Additional Term
                                           Loan, 6/13/14                                           99,687
     89,296         2.79           B/NR    HUB International Holdings, Inc., Delayed Draw
                                           Term Loan, 6/13/14                                      84,697
    397,263         2.79           B/NR    HUB International Holdings, Inc., Initial Term
                                           Loan, 6/13/14                                          376,804
    685,228         3.05           B/B2    USI Holdings Corp., Tranche B Term Loan,
                                           5/5/14                                                 639,832
                                                                                              -----------
                                                                                              $ 1,434,715
---------------------------------------------------------------------------------------------------------
                                           Multi-Line Insurance -- 0.6%
    501,212         2.77          B-/NR    AmWINS Group, Inc., Initial Term Loan, 6/8/13      $   470,303
                                                                                              -----------
                                           Total Insurance                                    $ 1,905,018
---------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.3%
                                           Real Estate Development -- 0.3%
    250,000         7.50          B/Ba3    Ozburn-Hessey Holdings, 1st Lien Term Loan,
                                           4/7/16                                             $   252,500
                                                                                              -----------
                                           Total Real Estate                                  $   252,500
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    27

--------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount          Rate (b)    Ratings                                                          Value
--------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 5.7%
                                           Application Software -- 1.1%
$   493,271         2.25          B/Ba3    Nuance Communications, Inc., Term Loan,
                                           3/29/13                                           $   484,793
     99,744         2.28          B/Ba3    Nuance Communications, Inc., Incremental Term
                                           Loan, 3/29/13                                          98,029
    372,642         2.25          B+/B1    Serena Software, Inc., Term Loan, 3/11/13             361,152
                                                                                             -----------
                                                                                             $   943,974
--------------------------------------------------------------------------------------------------------
                                           Data Processing & Outsourced Services -- 0.9%
      7,438         4.51        BB+/Ba1    Fidelity National Information, Tranche C Term
                                           Loan, 1/18/12                                     $     7,508
    494,924         3.03         BB-/B1    First Data Corp., Initial Tranche B2 Term Loan,
                                           9/24/14                                               445,487
    297,727         2.77          NR/NR    Lender Processing Services, Inc., Term B Loan,
                                           7/1/14                                                298,968
                                                                                             -----------
                                                                                             $   751,963
--------------------------------------------------------------------------------------------------------
                                           IT Consulting & Other Services -- 2.0%
    375,155         2.31          NR/NR    Activant Solutions, Inc., Term Loan, 5/2/13       $   359,679
    250,000         6.00         BB-/B1    Intergraph Corp., Incremental Term Loan,
                                           5/29/14                                               251,354
    529,268         2.51          BB/B1    Keane International, Inc., Closing Date Loan,
                                           6/4/13                                                504,125
     41,293         2.68          BB/B1    Keane International, Inc., Synthetic LC Loan,
                                           6/4/13                                                 39,332
    483,750         2.00         BB/Ba3    Sungard Data Systems, Inc., Tranche A U.S. Term
                                           Loan, 2/28/14                                         468,746
                                                                                             -----------
                                                                                             $ 1,623,236
--------------------------------------------------------------------------------------------------------
                                           Systems Software -- 1.7%
    246,875         8.50        CCC+/B1    Allen Systems Group, Inc., 1st Lien Term Loan,
                                           10/19/13                                          $   249,267
    453,840         2.51        BB-/Ba3    Inverness Medical Innovations, Term Loan,
                                           2/14/13                                               442,494
    250,000         5.25        BB-/Ba3    Reynolds & Reynolds Co., Term Loan, 4/1/17            250,000
    500,000         6.75          B+/B1    Telcordia Technologies, Inc., Term Loan, 4/9/16       502,423
                                                                                             -----------
                                                                                             $ 1,444,184
                                                                                             -----------
                                           Total Software & Services                         $ 4,763,357
--------------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE & EQUIPMENT -- 3.1%
                                           Communications Equipment -- 0.6%
    278,400         2.79        BB-/Ba2    Commscope, Inc., Term B Loan, 12/26/14            $   277,616
    249,375         6.00          NR/NR    TowerCo LLC, Term Loan, 11/24/14                      252,077
                                                                                             -----------
                                                                                             $   529,693
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


28    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10

--------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount          Rate (b)    Ratings                                                          Value
--------------------------------------------------------------------------------------------------------
                                           Electronic Components -- 0.5%
$   130,657         2.54         NR/Ba1    Flextronics Semiconductor, A Closing Date Term
                                           Loan, 10/1/14                                     $   126,198
      8,883         2.55         NR/Ba1    Flextronics Semiconductor, A1A Delayed Draw
                                           Term Loan, 10/1/14                                      8,580
      9,048         2.54        BB-/Ba2    Flextronics Semiconductor, A1B Delayed Draw
                                           Term Loan, 10/1/14                                      8,739
    287,914         2.52         NR/Ba1    Flextronics Semiconductor, A3 Delayed Draw
                                           Term Loan, 10/1/14                                    276,397
                                                                                             -----------
                                                                                             $   419,914
--------------------------------------------------------------------------------------------------------
                                           Electronic Equipment & Instruments -- 0.8%
    322,680         3.78        BB-/Ba3    Itron, Inc., Dollar Term Loan, 4/18/14            $   322,599
     95,528         7.25        BB+/Ba3    L-1 Identity Solutions Operating Co., Tranche B2
                                           Term Loan, 8/5/13                                      95,886
    237,269         4.52          NR/NR    Scitor Corp., Term Loan, 9/26/14                      234,896
                                                                                             -----------
                                                                                             $   653,381
--------------------------------------------------------------------------------------------------------
                                           Electronic Manufacturing Services -- 0.6%
    484,462         5.25        BB+/Ba3    Baldor Electric Co., Term Loan, 1/31/14           $   487,798
--------------------------------------------------------------------------------------------------------
                                           Technology Distributors -- 0.6%
    500,000         8.25           B/B1    Securus Technologies, Term Loan, 10/30/14         $   503,750
                                                                                             -----------
                                           Total Technology Hardware & Equipment             $ 2,594,536
--------------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS -- 1.2%
                                           Semiconductor Equipment -- 0.4%
    383,267         4.50          B-/NR    Freescale Semiconductor, Inc., Extended Maturity
                                           Term Loan, 12/1/16                                $   369,028
--------------------------------------------------------------------------------------------------------
                                           Semiconductors -- 0.8%
    650,000         4.75        BB+/Ba2    Intersil Corp., Term Loan, 4/27/16                $   653,757
                                                                                             -----------
                                           Total Semiconductors                              $ 1,022,785
--------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 2.6%
                                           Integrated Telecommunication Services -- 2.0%
    476,512         3.28          NR/NR    Telesat Canada, Inc., U.S. Term I Loan,
                                           10/31/14                                          $   469,761
     40,929         3.28          NR/NR    Telesat Canada, Inc., U.S. Term II Loan,
                                           10/31/14                                               40,349
    248,715         2.03           B/B1    Time Warner Telecom, Term B Loan, 1/7/13              245,961
    395,916         2.64         BB-/B1    West Corp., Term B2 Loan, 10/24/13                    386,976
    125,000         3.66          NR/NR    Wind Telecomunicazioni S.p.A., Term B2 Loan,
                                           5/27/13                                               124,000
    125,000         4.66          NR/NR    Wind Telecomunicazioni S.p.A., Term C2 Loan,
                                           5/26/14                                               124,000
    296,227         3.06          NR/NR    Windstream Corp., Tranche B2 Term Loan,
                                           12/17/15                                              296,597
                                                                                             -----------
                                                                                             $ 1,687,644
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    29

-----------------------------------------------------------------------------------------------------------
Principal      Floating     S&P/Moody's
Amount         Rate (b)     Ratings                                                             Value
-----------------------------------------------------------------------------------------------------------
                                           Wireless Telecommunication Services -- 0.6%
$   243,073    2.52               NR/NR    MetroPCS Wireless, Inc., Tranche B Term Loan,
                                           11/3/13                                              $   238,095
    232,323    5.00             BB-/Ba2    Stratos Global Corp., Term B Facility Loan,
                                           2/13/12                                                  231,016
                                                                                                -----------
                                                                                                $   469,111
                                                                                                -----------
                                           Total Telecommunication Services                     $ 2,156,755
-----------------------------------------------------------------------------------------------------------
                                           UTILITIES -- 1.7%
                                           Electric Utilities -- 0.7%
    741,202    3.75            BBB-/Ba1    Texas Competitive Electric Holdings, Initial
                                           Tranche B2 Loan, 10/10/14                            $   609,639
-----------------------------------------------------------------------------------------------------------
                                           Independent Power Producer &
                                           Energy Traders -- 1.0%
    531,686    3.17               B+/B2    Calpine Corp., 1st Priority Term Loan, 3/29/14       $   513,607
     91,980    2.29               B+/B2    Mach Gen LLC, Synthetic LC Loan, 2/22/13                  86,001
     88,122    0.19            BB+/Baa3    NRG Energy, Inc., Credit Linked Term Loan,
                                           2/1/13                                                    86,555
    133,397    2.04            BB+/Baa3    NRG Energy, Inc., Term Loan, 2/1/13                      131,025
                                                                                                -----------
                                                                                                $   817,188
                                                                                                -----------
                                           Total Utilities                                      $ 1,426,827
-----------------------------------------------------------------------------------------------------------
                                           TOTAL SENIOR FLOATING RATE
                                           LOAN INTERESTS
                                           (Cost $59,732,243)                                   $61,004,346
-----------------------------------------------------------------------------------------------------------
                                           TEMPORARY CASH INVESTMENTS -- 18.8%
                                           Repurchase Agreements -- 18.8%
  3,110,000                                Bank of America, Inc., 0.20%, dated 4/30/10,
                                           repurchase price of $3,110,000 plus accrued
                                           interest on 5/3/10 collateralized by $3,172,218
                                           Tennessee Valley Authority Notes, 0.0%, 6/3/10       $ 3,110,000
  3,110,000                                BNP Paribas SA, 0.20%, dated 4/30/10,
                                           repurchase price of $3,110,000 plus accrued
                                           interest on 5/3/10 collateralized by the following:
                                             $2,869,429 Federal National Mortgage
                                               Association (ARM) 2.701-5.812%,
                                               12/1/34-11/1/39
                                             $302,771 Federal Home Loan Mortgage Corp.,
                                               3.631%, 5/1/35                                     3,110,000
  3,110,000                                Deutsche Bank Securities, Inc., 0.20%, dated
                                           4/30/10, repurchase price of $3,110,000 plus
                                           accrued interest on 5/3/10 collateralized by
                                           $3,172,200 Federal National Mortgage
                                           Association, 4.5-7.0%, 8/1/36-1/1/39                   3,110,000

The accompanying notes are an integral part of these financial statements.


30    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10

------------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount          Rate (b)    Ratings                                                             Value
------------------------------------------------------------------------------------------------------------
$ 3,110,000                                JPMorgan, Inc., 0.20%, dated 4/30/10,
                                           repurchase price of $3,110,000 plus accrued
                                           interest on 5/3/10 collateralized by the following:
                                             $2,837,671 Government National Mortgage
                                               Association I, 4.5-6.0%,
                                               5/15/39-2/15/40
                                             $332,573 Government National Mortgage
                                               Association II, 6.0-7.5%,
                                               3/20/30-2/20/38                                   $ 3,110,000
  3,110,000                                SG Americas Securities LLC, 0.20%, dated
                                           4/30/10, repurchase price of $3,110,000 plus
                                           accrued interest on 5/3/10 collateralized by the
                                           following:
                                             $905,194 Federal National Mortgage
                                               Association, 5.0-6.0%, 9/1/36-2/1/40
                                             $1,358,286 Federal National Mortgage
                                               Association ARM, 3.651-5.018%,
                                               7/1/35-7/1/39
                                             $908,720 Freddie Mac Giant, 4.0%, 1/1/20            $ 3,110,000
                                                                                                 -----------
                                                                                                 $15,550,000
------------------------------------------------------------------------------------------------------------
                                           TOTAL TEMPORARY CASH INVESTMENTS
                                           (Cost $15,550,000)                                    $15,550,000
------------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT IN SECURITIES -- 100.5%
                                           (Cost $81,583,612)(a)                                 $83,204,457
------------------------------------------------------------------------------------------------------------
                                           OTHER ASSETS AND
                                           LIABILITIES -- (0.5)%                                 $  (424,260)
------------------------------------------------------------------------------------------------------------
                                           TOTAL NET ASSETS -- 100.0%                            $82,780,197
============================================================================================================

*      Non-income producing security.

NR     Not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2010, the value of these securities amounted to $1,290,075 or 1.6% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.


The accompanying notes are an integral part of these financial statements.


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    31

(a) At April 30, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $81,637,526 was as follows:



         Aggregate gross unrealized gain for all investments in which there is an
           excess of value over tax cost                                              $2,188,270
         Aggregate gross unrealized loss for all investments in which there is an
           excess of tax cost over value                                                (621,339)
                                                                                      ----------
         Net unrealized gain                                                          $1,566,931
                                                                                      ==========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services) (see Note 1A).

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2010 aggregated $28,284,043 and $13,035,454, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.


  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of April 30, 2010, in valuing the Fund's assets:


-------------------------------------------------------------------------------------------------
                                          Level 1      Level 2           Level 3      Total
-------------------------------------------------------------------------------------------------
 Preferred Stocks                         $ 98,199     $    93,040       $     --     $   191,239
 Common Stocks                              71,033         207,193         44,224         322,450
 Asset Backed Securities                        --         241,120             --         241,120
 Collateralized Mortgage Obligations            --         259,488             --         259,488
 Corporate Bonds                                --       5,635,814             --       5,635,814
 Senior Floating Rate Loan Interests            --      60,667,678        336,668      61,004,346
 Temporary Cash Investments                     --      15,550,000             --      15,550,000
-------------------------------------------------------------------------------------------------
 Total                                    $169,232     $82,654,333       $380,892     $83,204,457
=================================================================================================

The accompanying notes are an integral part of these financial statements.


32    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10

Following is a reconciliation of assets using significant unobservable inputs (Level 3):


-----------------------------------------------------------------------------------
                                                                    Senior Floating
                                                       Common       Rate Loan
                                                       Stocks       Interests
-----------------------------------------------------------------------------------
 Balance as of 10/31/09                                $    --      $     --
 Realized gain (loss)(1)                                    --            --
 Change in unrealized appreciation (depreciation)(2)        --            --
 Net purchases (sales)                                  44,224       336,668
 Transfers in and out of Level 3                            --            --
-----------------------------------------------------------------------------------
 Balance as of 4/30/10                                 $44,224      $336,668
===================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.


The accompanying notes are an integral part of these financial statements.


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    33

Statement of Assets and Liabilities | 4/30/10 (unaudited)


ASSETS:
  Investment in securities, at value (cost $81,583,612)     $83,204,457
  Cash                                                        2,872,242
  Receivables --
   Investment securities sold                                    84,501
   Fund shares sold                                           4,698,790
   Interest                                                     288,877
   Due from Pioneer Investment Management, Inc.                  15,156
  Unrealized appreciation on unfunded corporate loans               113
  Other                                                          39,887
-----------------------------------------------------------------------
     Total assets                                           $91,204,023
-----------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                          $ 8,208,676
   Fund shares repurchased                                       55,330
   Dividends                                                    106,821
  Due to affiliates                                               6,875
  Accrued expenses                                               46,124
-----------------------------------------------------------------------
     Total liabilities                                      $ 8,423,826
-----------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                           $83,228,240
  Distributions in excess of net investment income             (135,802)
  Accumulated net realized loss                              (1,933,199)
  Net unrealized gain on investments                          1,620,958
-----------------------------------------------------------------------
     Total net assets                                       $82,780,197
=======================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $53,601,390/7,843,495 shares)           $      6.83
  Class C (based on $17,550,862/2,565,883 shares)           $      6.84
  Class Y (based on $11,627,945/1,697,204 shares)           $      6.85
MAXIMUM OFFERING PRICE:
  Class A ($6.83 [divided by] 95.5%)                        $      7.15
=======================================================================

The accompanying notes are an integral part of these financial statements.


34    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10

Statement of Operations (unaudited)

For the Six Months Ended 4/30/10

INVESTMENT INCOME:
  Dividends                                                $   3,625
  Interest                                                 1,603,400
---------------------------------------------------------------------------------------
     Total investment income                                                 $1,607,025
---------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $ 176,839
  Transfer agent fees and expenses
   Class A                                                    14,445
   Class C                                                     5,307
   Class Y                                                       387
  Distribution fees
   Class A                                                    40,557
   Class C                                                    73,313
  Shareholder communications expense                           6,765
  Administrative reimbursements                                8,842
  Custodian fees                                              10,548
  Registration fees                                           24,814
  Professional fees                                           33,546
  Printing expense                                            10,410
  Fees and expenses of nonaffiliated trustees                  3,620
  Miscellaneous                                               16,834
---------------------------------------------------------------------------------------
     Total expenses                                                          $  426,227
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                      (43,241)
---------------------------------------------------------------------------------------
     Net expenses                                                            $  382,986
---------------------------------------------------------------------------------------
       Net investment income                                                 $1,224,039
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments:                                          $   88,141
---------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                             $2,337,537
   Unfunded corporate loans                                     (364)        $2,337,173
---------------------------------------------------------------------------------------
  Net gain on investments                                                    $2,425,314
---------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $3,649,353
=======================================================================================

The accompanying notes are an integral part of these financial statements.


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    35

Statements of Changes in Net Assets

For the Six Months Ended 4/30/10 and the Year Ended 10/31/09

---------------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                     Ended
                                                                     4/30/10            Year Ended
                                                                     (unaudited)        10/31/09
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                $ 1,224,039        $ 1,883,061
Net realized gain (loss) on investments                                   88,141           (929,610)
Change in net unrealized gain on investments                           2,337,173          7,323,161
---------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations              $ 3,649,353        $ 8,276,612
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.17 and $0.43 per share, respectively)                 $  (793,442)       $  (863,290)
   Class C ($0.14 and $0.37 per share, respectively)                    (299,262)          (466,403)
   Class Y ($0.17 and $0.43 per share, respectively)                    (303,645)          (596,840)
---------------------------------------------------------------------------------------------------
     Total distributions to shareowners                              $(1,396,349)       $(1,926,533)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $48,328,494        $28,920,524
Reinvestment of distributions                                            580,674            997,101
Cost of shares repurchased                                           (21,044,267)       (12,266,283)
---------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                         $27,864,901        $17,651,342
---------------------------------------------------------------------------------------------------
   Net increase in net assets                                        $30,117,905        $24,001,421
NET ASSETS:
Beginning of period                                                   52,662,292         28,660,871
---------------------------------------------------------------------------------------------------
End of period                                                        $82,780,197        $52,662,292
---------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income     $  (135,802)       $    36,508
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


36    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10

--------------------------------------------------------------------------------------------------
                                  '10 Shares        '10 Amount         '09 Shares      '09 Amount
                                  (unaudited)       (unaudited)
--------------------------------------------------------------------------------------------------
Class A
Shares sold                           5,199,059     $ 35,148,704         3,599,114     $21,686,238
Reinvestment of distributions            68,367          459,205            92,549         542,487
Less shares repurchased              (1,578,658)     (10,581,466)       (1,156,580)     (7,123,551)
--------------------------------------------------------------------------------------------------
   Net increase                       3,688,768     $ 25,026,443         2,535,083     $15,105,174
==================================================================================================
Class C
Shares sold                           1,359,111     $  9,175,381           664,751     $ 4,057,324
Reinvestment of distributions            14,232           95,729            39,535         213,648
Less shares repurchased                (815,443)      (5,499,283)         (301,385)     (1,701,294)
--------------------------------------------------------------------------------------------------
   Net increase                         557,900     $  3,771,827           402,901     $ 2,569,678
==================================================================================================
Class Y
Shares sold                             590,898     $  4,004,409           544,860     $ 3,176,962
Reinvestment of distributions             3,815           25,740            45,813         240,966
Less shares repurchased                (734,578)      (4,963,518)         (614,827)     (3,441,438)
--------------------------------------------------------------------------------------------------
   Net decrease                        (139,865)    $   (933,369)          (24,154)    $   (23,510)
==================================================================================================

The accompanying notes are an integral part of these financial statements.


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    37

Financial Highlights


----------------------------------------------------------------------------------------------------------------------
                                                                                           Six Months
                                                                                           Ended
                                                                                           4/30/10         Year Ended
                                                                                           (unaudited)     10/31/09
----------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                                       $  6.58         $  5.64
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                     $  0.15         $  0.32
 Net realized and unrealized gain (loss) on investments                                       0.27            0.95
----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations                         $  0.42         $  1.27
Distributions to shareowners:
 Net investment income                                                                       (0.17)          (0.33)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                             $  6.83         $  6.58
======================================================================================================================
Total return*                                                                                 6.42%          23.50%
Ratio of net expenses to average net assets+                                                  1.10%**         1.10%
Ratio of net investment income to average net assets+                                         4.33%**         5.26%
Portfolio turnover rate                                                                         47%**           23%
Net assets, end of period (in thousands)                                                   $53,601         $27,333
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Net expenses                                                                                1.34%**         1.58%
  Net investment income                                                                       4.09%**         4.78%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
  Net expenses                                                                                1.10%**         1.10%
  Net investment income                                                                       4.33%**         5.26%
======================================================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                                           Year Ended      2/14/07 (a)
                                                                                           10/31/08        to 10/31/07
----------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                                       $  7.29         $  7.50
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                     $  0.40         $  0.32
 Net realized and unrealized gain (loss) on investments                                      (1.62)          (0.23)
----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations                         $ (1.22)        $  0.09
Distributions to shareowners:
 Net investment income                                                                       (0.43)          (0.30)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                             $  5.64         $  7.29
======================================================================================================================
Total return*                                                                               (17.57)%          1.21%(b)
Ratio of net expenses to average net assets+                                                  1.10%           1.10%**
Ratio of net investment income to average net assets+                                         5.85%           6.31%**
Portfolio turnover rate                                                                         30%             49%(b)
Net assets, end of period (in thousands)                                                   $ 9,130         $11,216
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Net expenses                                                                                1.40%           1.47%**
  Net investment income                                                                       5.55%           5.94%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
  Net expenses                                                                                1.10%           1.10%**
  Net investment income                                                                       5.85%           6.31%**
======================================================================================================================

(a) Class A shares were first publicly offered on February 14, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
(b) Not annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


38  Pioneer Floating Rate Fund | Semiannual Report | 4/30/10

----------------------------------------------------------------------------------------------------------------------
                                                                                           Six Months
                                                                                           Ended
                                                                                           4/30/10         Year Ended
                                                                                           (unaudited)     10/31/09
----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                                       $  6.58         $  5.63
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                     $  0.12         $  0.27
 Net realized and unrealized gain (loss) on investments                                       0.28            0.96
----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations                         $  0.40         $  1.23
Distributions to shareowners:
 Net investment income                                                                       (0.14)          (0.28)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                             $  6.84         $  6.58
======================================================================================================================
Total return*                                                                                 6.10%          22.63%
Ratio of net expenses to average net assets+                                                  2.00%**         2.00%
Ratio of net investment income to average net assets+                                         3.47%**         4.60%
Portfolio turnover rate                                                                         47%**           23%
Net assets, end of period (in thousands)                                                   $17,551         $13,219
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Net expenses                                                                                2.06%**         2.29%
  Net investment income                                                                       3.41%**         4.31%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
  Net expenses                                                                                2.00%**         2.00%
  Net investment income                                                                       3.47%**         4.60%
======================================================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                                           Year Ended      2/14/07 (a)
                                                                                           10/31/08        to 10/31/07
----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                                       $  7.29         $  7.50
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                     $  0.34         $  0.28
 Net realized and unrealized gain (loss) on investments                                      (1.63)          (0.23)
----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations                         $ (1.29)        $  0.05
Distributions to shareowners:
 Net investment income                                                                       (0.37)          (0.26)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                             $  5.63         $  7.29
======================================================================================================================
Total return*                                                                               (18.46)%          0.70%(b)
Ratio of net expenses to average net assets+                                                  2.00%           2.00%**
Ratio of net investment income to average net assets+                                         4.96%           5.38%**
Portfolio turnover rate                                                                         30%             49%(b)
Net assets, end of period (in thousands)                                                   $ 9,040         $10,959
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Net expenses                                                                                2.30%           2.32%**
  Net investment income                                                                       4.66%           5.06%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
  Net expenses                                                                                2.00%           2.00%**
  Net investment income                                                                       4.96%           5.38%**
======================================================================================================================

(a) Class C shares were first publicly offered on February 14, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
(b) Not annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10  39

----------------------------------------------------------------------------------------------------------------------
                                                                                           Six Months
                                                                                           Ended
                                                                                           4/30/10         Year Ended
                                                                                           (unaudited)     10/31/09
----------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                                       $  6.59         $ 5.64
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                     $  0.15         $ 0.32
 Net realized and unrealized gain (loss) on investments                                       0.28           0.96
----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations                         $  0.43         $ 1.28
Distributions to shareowners:
 Net investment income                                                                       (0.17)        (0.33)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                             $  6.85         $ 6.59
======================================================================================================================
Total return*                                                                                 6.60%       23.70%
Ratio of net expenses to average net assets+                                                  0.98%**       1.09%
Ratio of net investment income to average net assets+                                         4.53%**       5.58%
Portfolio turnover rate                                                                         47%**         23%
Net assets, end of period (in thousands)                                                   $11,628       $12,109
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Net expenses                                                                                0.99%**       1.24%
  Net investment income                                                                       4.52%**       5.43%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
  Net expenses                                                                                0.98%**       1.09%
  Net investment income                                                                       4.53%**       5.58%
======================================================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                                           Year Ended      2/14/07 (a)
                                                                                           10/31/08        to 10/31/07
----------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                                       $  7.29         $  7.50
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                     $  0.40         $  0.33
 Net realized and unrealized gain (loss) on investments                                      (1.62)          (0.24)
----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations                         $ (1.22)        $  0.09
Distributions to shareowners:
 Net investment income                                                                       (0.43)          (0.30)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                             $  5.64         $  7.29
======================================================================================================================
Total return*                                                                               (17.53)%          1.24%(b)
Ratio of net expenses to average net assets+                                                   1.08%          1.11%**
Ratio of net investment income to average net assets+                                          5.82%          6.27%**
Portfolio turnover rate                                                                          30%            49%(b)
Net assets, end of period (in thousands)                                                   $10,491         $ 9,730
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Net expenses                                                                                1.27%           1.32%**
  Net investment income                                                                       5.63%           6.06%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
  Net expenses                                                                                1.08%           1.11%**
  Net investment income                                                                       5.82%           6.27%**
======================================================================================================================

(a) Class Y shares were first publicly offered on February 14, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
(b) Not annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


40  Pioneer Floating Rate Fund | Semiannual Report | 4/30/10

Notes to Financial Statements | 4/30/10 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Fund (the Fund) is a series of Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on February 14, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's investments in foreign markets or countries with limited developing markets may also subject the Fund to a greater degree of risk than in a developed market. Risks associated with these developing markets include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    41
the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed-income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by values obtained from dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees and may include yield equivalents or a pricing matrix.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.


42    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At April 30, 2010, two securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services) representing 0.5% of net assets. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2009 was as follows:


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    43

  ------------------------------------------------------------------------------
                                                                            2009
  ------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                                    $1,926,533
  ------------------------------------------------------------------------------
      Total                                                           $1,926,533
  ==============================================================================

   The following shows the components of distributable earnings on a federal income tax basis at October 31, 2009:


  ------------------------------------------------------------------------------
                                                                            2009
  ------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                     $   230,489
   Dividends payable                                                    (154,251)
   Capital loss carryforward                                          (2,007,156)
   Unrealized depreciation                                              (770,129)
  ------------------------------------------------------------------------------
      Total                                                          $(2,701,047)
  ==============================================================================

   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, tax treatment of premium, interest on defaulted bonds, and adjustments relating to catastrophe bonds.


C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned approximately $18,994 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2010.


D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
   Note 4). Class Y shares do not pay distribution fees. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain


44    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10
   distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.


E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $500 million and 0.55% of the excess of $500 million. For the six months ended April 30, 2010, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.10% and 2.00% of the Fund's average daily net assets attributable to Class A shares and Class C shares, respectively. These expense limitations are in effect through March 1, 2012 for Class A shares and through March 1, 2011 for Class C shares. There can be no assurance that PIM will extend the expense limitation agreement for any class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,381 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2010.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    45

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2010, such out-of-pocket expenses by class of shares were as follows:


--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                  $5,598
 Class C                                                                     964
 Class Y                                                                     203
--------------------------------------------------------------------------------
    Total                                                                 $6,765
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,683 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2010.


4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $811 in distribution fees payable to PFD at April 30, 2010.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2010, CDSCs in the amount of $1,046 were paid to PFD.


46    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2010, the Fund's expenses were not reduced under such arrangements.


6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2010, the Fund had no borrowings under this agreement.


7. Unfunded Loan Commitments

As of April 30, 2010, the Fund had unfunded loan commitments of approximately $60,440 (excluding unrealized appreciation on those commitments of $113 as of April 30, 2010), which could be extended at the option of the borrower pursuant to the following loan agreements:


--------------------------------------------------------------------------------
                                                                      Unfunded
 Borrower                                                             Commitment
--------------------------------------------------------------------------------
 Harvard Drug Group, Delayed Draw Term Loan                           $60,440

8. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    47

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Floating Rate Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2009 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.


48    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2009 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $500 million. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2009 was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees also considered that the Fund's total expense ratio was only slightly higher than that of the median expense ratio of its peer group, but that such expense ratio appeared at the top of the fourth quintile because of the small size of the peer group.


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    49

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Fund's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.


50    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/10    51

Trustees, Officers and Service Providers

Trustees                                          Officers
John F. Cogan, Jr., Chairman                      John F. Cogan, Jr., President
David R. Bock                                     Daniel K. Kingsbury, Executive
Mary K. Bush                                        Vice President
Benjamin M. Friedman                              Mark E. Bradley, Treasurer
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


52    Pioneer Floating Rate Fund | Semiannual Report | 4/30/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: www.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year, on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]PIONEER
      Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
pioneerinvestments.com






























Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2010 Pioneer Investments 20856-03-0610



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VI


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date June 28, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date June 28, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date June 28, 2010

* Print the name and title of each signing officer under his or her signature.